KOBRICK CAPITAL FUND
                          KOBRICK EMERGING GROWTH FUND
                               KOBRICK GROWTH FUND

   SUPPLEMENT DATED JULY 31, 2001 TO THE PROSPECTUS FOR CLASSES A, B AND C AND
         THE PROSPECTUS FOR CLASSES A AND Y, EACH DATED FEBRUARY 1, 2001
                           AS SUPPLEMENTED MAY 1, 2001

On July 30, 2001 the Board of Trustees (the "Board") of the CDC Kobrick Investment Trust (the "Trust") unanimously approved each Agreement and Plan of Reorganization between Kobrick Growth Fund and CDC Nvest Large Cap Growth Fund, between Kobrick Capital Fund and CDC Nvest Star Growth Fund, and Kobrick Emerging Growth Fund and CDC Nvest Star Growth Fund (collectively, the "Agreements"). Each Agreement generally provides for the transfer of all assets and the assumption of all liabilities of the Kobrick Fund in exchange for shares of the relevant CDC Nvest Fund equal in value to the relative net asset value of the outstanding shares of such Kobrick Fund.

Each transaction will be consummated only if, among other things, it is approved by a majority vote of shareholders of the relevant Kobrick Fund. A Special Meeting (the "Meeting") of the Shareholders of the Kobrick Funds will be held on November 9, 2001, to consider the approval of the Agreements. A notice of the Meeting, a proxy statement describing these proposals which includes information about CDC Nvest Large Cap Growth and CDC Nvest Star Growth Fund and a proxy card is expected to be mailed to shareholders of the Kobrick Funds in mid-September 2001. If the Agreements are approved at the Meeting and certain conditions required by the Agreements are satisfied, the transactions are expected to become effective on or about November 16, 2001.

In the event that the shareholders of a Kobrick Fund do not approve the Fund's Agreement, such Fund will continue to engage in business as a mutual fund and the Board of Trustees will consider other proposals for the investment management, reorganization or liquidation of the Fund.



                                                                      SP146-0801